2005 Credit Facility Agreement
                                     Between
            Calypte Biomedical Corporation and Marr Technologies, BV


Securities:                9% Notes, each with term as specified in Section II.c
                           below (the "Note(s)") of the Issuer

Issuer:                    Calypte Biomedical Corporation (the "Issuer" or the
                           "Company")
                           AMEX: HIV

Purchaser:                 Marr Technologies, B.V.

Commitment Amount:         $5,500,000

Use of Proceeds:           General Corporate Purposes

I. Terms of Note Issuance

      a. Note Issuance: Beginning on the Effective Date and continuing through December 31, 2005, the Issuer may issue Notes, in its sole discretion (each, a "Note"), which the Purchaser shall be obligated to accept, with an aggregate total not to exceed the Commitment Amount. Issuer may issue only one Note within any 30 day period.

      b. Issuance Notice: The Issuer shall indicate its intention to issue a Note by delivering to the Purchaser an Issuance Notice (each, an "Issuance Notice") via facsimile transmission. The Issuance Notice shall specify:

            (i)   The amount of the Note (the "Note Amount");

            (ii) The date on which the Note is to be effective and funded, which shall be no sooner than 4 business days from the date of the Issuance Notice. If the Issuer wishes the Note to be funded on the fourth business day, the Issuance Notice must be delivered to the Purchaser and such receipt confirmed, before 8:30 a.m. ET.

            (iii) A form of Issuance Notice is attached hereto as Exhibit B.

      c. Note Amount: The Note Amount shall be a minimum of $500,000 in any single issuance and the maximum Note Amount shall be $1,500,000.

      d. The members of the Company's Board of Directors shall, by vote at a duly-noticed meeting or by written consent, unanimously approve the Company's issuance of any Note under the Agreement.

II. Settlement

      a. Settlement: Within 24 hours of the Issuer's transmission of the Issuance Notice to the Purchaser, Purchaser shall confirm receipt thereof. Once the Purchaser confirms the receipt of the Issuance Notice, Purchaser shall have 3 business days in which to purchase the Note by wire transfer of immediately available funds to the Issuer's designated account. At the election of either party, an escrow agent may be used.

      b. Note Agreement: Each Note issued pursuant to an Issuance Notice under this Agreement shall be evidenced by a Note substantially in the form of Exhibit A hereto and shall be executed by authorized representatives of both Purchaser and Issuer.

      c. Term of Note. Each Note issued under the terms of this Agreement shall have a term of 12 months, except that any Note(s) outstanding at the expiration of this Agreement shall be immediately due and payable. Each Note shall be repaid upon maturity by wire transfer of immediately available funds to the Purchaser's designated account.

      d. Interest. Interest shall accrue at 9% per annum on any Notes issued under the terms of this Agreement and shall be paid in cash upon the maturity of the Note. Any amount of principal or interest due in respect of a Note which is not paid on its due date shall bear interest from the due date until payment (as well after as before judgment) at a rate of 11% per annum.


III. General Conditions

      a. Effective Date: The Effective Date of this agreement shall be April 4, 2005.

      b.    Expiration of Agreement. This agreement shall terminate on 31 May
            2006.

      c. Subsequent Financings: During the term of this Agreement, Issuer will notify Purchaser of all offerings for equity financing which it may undertake. Equity financings shall, for the purposes of this Agreement, be defined as cash received by Issuer from the sale of Issuer's common stock, $0.03 par value, or such other equity security or other security convertible into shares of Issuer's common stock as it may offer from time to time, for cash, specifically excluding (i) shares of Common Stock or Common Stock Equivalents to consultants, employees, officers, or directors of the Company, as compensation for their services to the Company or any of its direct or indirect Subsidiaries pursuant to arrangements approved by the Board of Directors of the Company and consistent with past practice, (ii) the issuance of the Securities pursuant to the 8% Convertible Notes and related warrants transaction documents,
            (iii) shares of Common Stock issued and sold in a firm commitment underwritten public offering (which shall not include an equity line of credit, shelf takedown, or similar financing arrangement) resulting in net proceeds to the Company of in excess of $15,000,000, (iv) up to 250,000 shares of Common Stock or Common Stock Equivalents issuable in connection with an equipment financing by Vencore Solutions LLC, (v) issuance of shares of Common Stock to Logisticorp, Inc., and Southwest Resource Preservation, Inc., or their successors and assigns, based upon the issuance and conversion of outstanding convertible debentures, with the issuance of said Common Stock not to exceed 700,000 shares, (vi) shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company, (vii) shares of Common Stock issued in connection with Anti-Dilution Entitlements or New Entitlements (each as defined in the Amendment to Securities Purchase Agreement dated on or about the date hereof), or (viii) shares of Common Stock or Common Stock Equivalents issued in connection with Strategic Transactions, which shall be defined as a transaction or relationship in which the Company issues shares of Common Stock or other securities of the Company to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. Strategic Transaction includes bona fide equipment or real property leases, sale and leaseback, or licensing agreements, provided that such transaction is approved by the Board of Directors of the Company and is not for the purpose of raising capital.

              .i. Issuer will grant Purchaser the right of first refusal to participate in any such subsequent equity financings on the same key terms and conditions, which shall include the dollar investment amount or number of shares to be purchased, pricing, number of warrants and their terms, if any, registration rights and fees, as applicable to the subject offer. Purchaser shall inform Issuer of its decision to participate in any subsequent equity financing within two business days of notice from Issuer. Such right shall terminate on the later of (a) 31 December 2005 or (b) the last date on which a Note is outstanding under this Agreement.

              ii. Regardless of Purchaser's election to participate in any such subsequent equity financings, the Total Note Purchase Commitment under this Agreement shall be decreased dollar for dollar by the net amount of such subsequent equity financing completed by Issuer after the closing of the 8% Senior Convertible Note financing.

      e. Issuance of Warrant. As a fee for the Note purchase commitment evidenced by this Agreement, Issuer agrees to grant, on the Effective Date, a warrant to purchase 500,000 shares of its common stock, $0.03 par value, at a price of $0.40 per share, but in no case less than the closing trade price of Issuer's Common Stock on the Effective Date. The warrant shall be exercisable beginning six months following the grant date and shall have a term of five years from the Effective Date.

                  The Warrant shall be issued to:

                                    Marr Technologies BV
                                    Strawinskylaan 1431
                                    1077XX Amsterdam
                                    Netherlands

                  or to such other party as may be directed by Purchaser. A form of warrant is attached as Exhibit C.

      f. Non-utilization of Commitment. No utilization of this Credit Facility may be made if, at the time the Issuance Notice is tendered to Purchaser or at the time the Note is issued, an event of default or an event which, with the giving of notice or lapse of time or both, would constitute an event of default (the "Event of Default") has occurred and is continuing or would result from such utilization of this facility.

      g. Events of Default. Purchaser may, without prejudice to its other rights hereunder, terminate its obligation to purchase the Notes and declare all outstanding amounts owing to Purchaser pursuant to Notes issued under this Agreement, together with all accrued interest and such other payments payable under this Agreement, immediately due and payable at any time after any of the following events shall have occurred:

            i. The Issuer defaults in the due performance or observance of any of its obligations under this agreement and, if such default is, in the opinion of the Purchaser, capable of remedy, such default shall not have been remedied within 14 days of the Purchaser notifying the Issuer of such default; or

            ii. Any judgment or order of a court of competent jurisdiction in an amount exceeding $10,000 made against the Issuer is not stayed or complied with within 21 days or if an encumbrancer takes possession of the whole or part of the assets, rights, or revenues of the Issuer or a distress or other process is levied or enforced upon any of the assets, rights or revenues of the Issuer and is not discharged within 21 days; or

            iii. The Issuer is adjudicated and found insolvent or any step is taken or proceedings are commenced for the winding-up, administration, liquidation, restructuring or dissolution of the Issuer or for the appointment of a liquidator, trustee in bankruptcy, receiver or similar officer in respect of the Issuer or the whole or any part of its assets, rights, or revenues; or

            iv. The Issuer is, or has been deemed to be, unable to, or admits inability to, pay its debts as they come due or it commences negotiations with one or more if its creditors with a view to the general rescheduling of all or any of its debts or proposes or enters into any composition or other arrangement for the benefit of its creditors generally, or of any class thereof; or

            v. The common stock of the Issuer ceases to be listed on the American Stock Exchange; or

            vi. Any other event occurs or circumstance arises which is likely to have a material adverse effect on the business or financial condition of the Issuer.

This agreement is executed and binding as of the last date executed by the signers below..



             The remainder of this page is intentionally left blank.

Calypte Biomedical Corporation
("Issuer") A Delaware Corporation


By:________________________________

Title:  ______________________________

Date:  ______________________________

Marr Technologies, B.V.
("Purchaser")

By:________________________________

Title:  ______________________________

Date:  ______________________________

                                                                       EXHIBIT A

                             FORM OF PROMISSORY NOTE

$_____________
                                                                          [Date]
                                                          Pleasanton, California

      FOR VALUE RECEIVED, Calypte Biomedical Corporation, a Delaware corporation (the "Borrower") promises to pay to the order of Marr Technologies, B.V. (the "Payee"), the principal amount of ____________________________________ and
No/100 Dollars ($__________.00) ("Principal"). The unpaid Principal due under this Note shall bear interest from the date hereof until paid, computed at a rate equivalent of 9% per annum (computed on the basis of a 360-day year and actual days elapsed).

      This Note shall be payable in full twelve months from the date hereof, or on May 31, 2006, if earlier (the "Maturity Date"). All accrued interest on the entire unpaid principal shall likewise be due on the Maturity Date. Any amount of principal or interest due in respect of a Note which is not paid on its due date shall bear interest from the due date until payment (as well after as before judgment) at a rate of 11% per annum

      Payment of the Principal and interest shall be made in lawful money of the United States in the form of a wire transfer of immediately available funds to an account specified by Payee or at such other place as Payee may from time to time direct in writing. Payee shall be entitled to assign its rights hereunder, and in the event of such assignment, any references to "Payee" herein shall include such subsequent holder or holders.

      No delay on the part of the Payee in exercising any right under this Note, or other undertaking securing or affecting this Note shall operate as a waiver of such right or any other right, nor shall any omission in exercising any right on the part of the Payee under this Note. In the event this Note is not paid when due, the Borrower shall pay all costs of collection, including, without limitation, reasonable attorneys' fees.

      All notices and other communications hereunder shall be in writing and shall be deemed received (1) upon receipt or refusal thereof, if delivered personally or via overnight courier service, or (2) upon receipt by the sender of transmission confirmation, if delivered via facsimile. Notice to either party hereto, if faxed or sent by overnight courier service, shall be to the following addresses:

     If to the Payee, to:                  If to the Borrower, to:

     Marr Technologies, BV                 Calypte Biomedical Corporation
     Strawinskylaan 1431                   5000 Hopyard Road, Suite 480
     1077XX Amsterdam                      Pleasanton, CA 94588
     Netherlands                           Attention:  Executive Vice President
     Attention:  Christian Strik              and CFO
     Facsimile:                            Facsimile:  925-730-0146


Any party may change their address for notice by giving all other parties notice of such change pursuant to this paragraph.

      At the option of the Borrower, all or any portion of the Principal and accrued interest due on this Note may be otherwise prepaid without premium or penalty, the amount of the prepayment to be applied first to accrued interest and the remainder to any unpaid balance of Principal.

      This Note and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles of the State of Delaware. All rights of Payee hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind its successors and assigns; provided, however, that this Note and the Borrower's obligations hereunder shall not be assignable by the Borrower without the prior written consent of Payee. The Borrower hereby waives presentment, demand, protest, notice of dishonor and/or protest, notice of nonpayment and all other notices and demands, and assents to the extension of the time of payment, forbearance or other indulgence, without notice.

      To induce Payee to accept this Note, the Borrower irrevocably agrees that, subject to Payee's sole and absolute election, all actions or proceedings, in any way, manner or respect, arising out of or from or related to this Note shall be litigated in courts having situs within the City of Wilmington, State of Delaware. The Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said City and State. The Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against the Borrower by Payee in accordance with this paragraph, and the Borrower hereby specifically waives any right to assert the doctrine of forum non conveniens.

      THE BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR
(II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      All of Payee's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Payee of any partial payment made hereunder after the time when any of the Borrower's liabilities become due and payable will not establish a custom or waive any rights of Payee to enforce prompt payment hereof. Payee's failure to require strict performance by the Borrower of any provision of this Note shall not waive, affect or diminish any right of Payee thereafter to remain in strict compliance and performance herewith.

      IN WITNESS WHEREOF, Calypte Biomedical Corporation has executed and delivered this Promissory Note the day and year first written above.


                                               CALYPTE BIOMEDICAL CORPORATION


                                               By:
                                                  ------------------------------
                                                  Richard R. Brounstein
                                                  Executive Vice President
                                                  and Chief Financial Officer

                                                                       Exhibit B



                                     Form Of

                                 ISSUANCE NOTICE

                         Calypte Biomedical Corporation


             The undersigned hereby certifies, with respect to a 9% Note of Calypte Biomedical Corporation (the "Company") issuable in connection with this Issuance Notice dated __________________ (the "Issuance Notice"), delivered pursuant to the 2005 Credit Facility Agreement dated as of April 4, 2005 (the "Agreement"), as follows:

             1. The undersigned is the duly appointed _________________ of the Company.


             2. The Note Amount is $____________.

             3. The Settlement Date shall be _________, 2005.

    The undersigned has executed this Notice this ___th day of ___________ 2005.


                                              CALYPTE BIOMEDICAL CORPORATION


                                              By:
                                                 -----------------------------
                                                 Name:
                                                 Title:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR ANY STATE SECURITIES LAWS AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, IN EITHER CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                         CALYPTE BIOMEDICAL CORPORATION

                          Common Stock Purchase Warrant
                                       to
                             Purchase 500,000 Shares
                                       of
                                  Common Stock

                      Original Issue Date: Apirl 4, 2005

                This Common Stock Purchase Warrant is issued to:

                              Marr Technologies BV
                               Strawinskylaan 1439
                       1077XX Amsterdam, The Netherlands


by CALYPTE BIOMEDICAL CORPORATION, a Delaware corporation (hereinafter called the "Company", which term shall include its successors and assigns).

      FOR VALUE RECEIVED and subject to the terms and conditions hereinafter set out, the registered holder of this Warrant as set forth on the books and records of the Company (the "Holder") is entitled upon surrender of this Warrant to purchase from the Company 500,000 fully-paid and non-assessable shares of Common Stock, $0.03 par value per share (the "Common Stock"), at the Exercise Price (as defined below) per share.

      This Warrant shall expire at the close of business on April 3, 2010.

      1. (a) The right to purchase shares of Common Stock represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company at 5000 Hopyard Road, Suite 480, Pleasanton, California 94588 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment to the Company, by cash or by certified check or bank draft, of the Exercise Price for such shares. The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares of Common Stock as aforesaid. Certificates for the shares of Common Stock so purchased (together with a cash adjustment in lieu of any fraction of a share) shall be delivered to the Holder within a reasonable time, not exceeding five (5) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the Holder within such time, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

          (b) This Warrant may be exercised to acquire, from and after the date which is six months hereafter, the number of shares of Common Stock set forth on the first page hereof (subject to adjustments described in this Warrant); provided, however, the right hereunder to purchase such shares of Common Stock shall expire at 5:00 p.m. Pleasanton, California time on April 3, 2010.

      2. This Warrant is being issued by the Company pursuant to the terms of the 2005 Credit Facility Agreement between Calypte Biomedical Corporation and Marr Technologies BV.

      3. The Company covenants and agrees that all Common Stock upon issuance against payment in full of the Exercise Price by the Holder pursuant to this Warrant will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (except to the extent resulting from the Holder's own circumstances, actions or omissions). The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have at all times authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will procure at its sole expense upon each such reservation of shares the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the Common Stock is then listed or inter-dealer trading systems on which the Common Stock is then traded. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock may be listed or inter-dealer trading system on which the Common Stock is then traded. The Company will not take any action which would result in any adjustment in the number of shares of Common Stock purchasable hereunder if the total number of shares of Common Stock issuable pursuant to the terms of this Warrant after such action upon full exercise of this Warrant and, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and other rights to purchase shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Restated and Amended Articles of Incorporation, as then amended.

      4. The Initial Exercise Price is the greater of (i) $0.40 or (ii) the quoted closing trade price on the Original Issue Date per share of Common Stock ("Initial Exercise Price"). The Initial Exercise Price shall be adjusted as provided for below in this Section 4 (the Initial Exercise Price, and the Initial Exercise Price, as thereafter then adjusted, shall be referred to as the "Exercise Price") and the Exercise Price from time to time shall be further adjusted as provided for below in this Section 4. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment, and (ii) dividing the product thereof by the Exercise Price resulting from such adjustment. The Exercise Price shall be adjusted as follows:

            (i) In the case of any amendment to the Company's Articles of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Warrant shall be adjusted so as to provide that upon exercise thereof, the Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the Holder issuable upon such exercise had the exercise occurred immediately prior to such designation, change or division. This Warrant shall be deemed thereafter to provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this Subsection 4(i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

            (ii) If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

            (iii) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation or other entity, or the sale of all or substantially all of the Company's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section 4), lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to receive upon the exercise hereof upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant under this Section 4 had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation or merger). Subject to the terms of this Warrant, in the event of a merger or consolidation of the Company with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to holders of Common Stock, is greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger or consolidation, then the Exercise

Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company shall not effect any such consolidation, merger or sale, unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities, other evidence of equity ownership or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive or otherwise acquire. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock in accordance with such offer.

      (iv) In case the Company shall, at any time prior to exercise of this Warrant, consolidate or merge with any other corporation or other entity (where the Company is not the surviving entity) or transfer all or substantially all of its assets to any other corporation or other entity, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant upon the exercise of this Warrant after the effective date of such transaction shall be entitled to receive the kind and amount of shares, evidences of indebtedness and/or other securities or property receivable on such transaction by a holder of the number of shares of Common Stock as to which this Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interest of the Holder of this Warrant to the end that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness or other securities or assets thereafter deliverable upon exercise of this Warrant. Upon the occurrence of any event described in this Section 4(iv), the holder of this Warrant shall have the right to (i) exercise this Warrant immediately prior to such event at an Exercise Price equal to lesser of (1) the then Exercise Price or (2) the price per share of Common Stock paid in such event, or (ii) retain ownership of this Warrant, in which event, appropriate provisions shall be made so that the Warrant shall be exercisable at the Holder's option into shares of stock, securities or other equity ownership of the surviving or acquiring entity.

      (v) Subsequent Equity Sales

            (a) If the Company or any subsidiary thereof, as applicable, at any time prior to the one year anniversary of the Original Issue Date, shall issue shares of Common Stock or Common Stock Equivalents (which shall mean any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock) entitling any Person to acquire shares of Common Stock at a price per share less than the Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to equal such lower price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

            (b) For purposes of this subsection 4(v), the following  subsections
            (v)(b)(l) to (v)(b)(3) shall also be applicable:

                  (1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus
            (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price. Except as otherwise provided in subsection 4(v)(b)(3), no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (2) Issuance of  Convertible  Securities.  In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price, provided that (a) except as otherwise provided in subsection 4(v)(b)(3), no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Exercise Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been made pursuant to the other provisions of subsection 4(v).

                  (3)  Change  in  Option  Price or  Conversion  Rate.  Upon the
            happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4(v)(b)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4(v)(b)(l) or 4(v(b)(2), or the rate at which Convertible Securities referred to in subsections 4(v)(b)(l) or 4(v)(b)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(v) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(v) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Exercise Price then in effect hereunder shall forthwith be changed to the Exercise Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

            (c) Notwithstanding the foregoing, no adjustment will be made under this paragraph (v) in respect of: (1) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the Original Issue Date of this Warrant (but this subsection (v) will apply to any amendments, modifications,  and  reissuances  thereof  and  as a  result  of any changes, resets or adjustments to a Conversion or Exchange Price thereunder whether or not as a result of any amendment, modification or reissuance), or (2) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, stock incentive plan, restricted stock plan or stock purchase plan in existence on the Closing Date or thereafter approved by the stockholders of the Company, or (3) shares of Common Stock or Common Stock Equivalents issued to consultants, employees, officers or directors of the Company, as compensation for their services to the Company or any of its direct or indirect Subsidiaries pursuant to arrangements approved by the Board of Directors of the Company and consistent with past practice, or (4) the issuance of the Securities pursuant to the Transaction Documents (as defined in the Notes Purchase Agreement dated on or about the date hereof), or (5) up to 250,000 shares of Common Stock or Common Stock Equivalents issuable in connection with an equipment financing by Vencore Solutions, LLC, or (6) the issuance of Common Stock to Logisticorp, Inc., and Southwest Resource Preservation, Inc., or their successors and assigns, based upon the issuance and conversion of outstanding convertible debentures, with the issuance of said Common Stock not to exceed 700,000 shares, or (7) shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company, or (8) pursuant to the Anti-Dilution Entitlements and New Entitlements (each as defined in the Amendment to Securities Purchase Agreement dated on or about the date hereof), or (9) shares of Common Stock or Common Stock Equivalents issued in connection with Strategic Transactions, which shall be defined as a transaction or relationship in which the Company issues shares of Common Stock or other securities of the Company to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. Strategic Transaction includes bona fide equipment or real property leases, sale and leaseback, or licensing agreements, provided that such transaction is approved by the Board of Directors of the company and is not for the purpose of raising capital.

            (d) The adjustments that would arise under this paragraph (v) shall only take effect from such time as the Company has obtained stockholder approval; and if such stockholder approval is obtained, then the adjustments that would have occurred under this paragraph
            (v) for issuance prior to the date of such Stockholder approval shall take effect as of the date of such stockholder approval. The Company must use its best efforts to seek and obtain stockholder approval as soon as possible following, and in any event within 90 days of, the date of issue of the relevant shares of Common Stock or Common Stock Equivalents.

      Whenever the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall issue a certificate signed by its President or Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated
(including a description of the basis on which the Board of Directors of the Company made any determination hereunder), and the Exercise Price after giving effect to such adjustment, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant. The Company shall make such certificate and mail it to the Holder promptly after each adjustment.

      No fractional shares of Common Stock shall be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares, the Company shall make a cash payment therefore equal in amount to the product of the applicable fraction multiplied by the Exercise Price then in effect.

      5. In the event the Company grants rights (other than rights granted pursuant to a shareholder rights or poison pill plan) to all shareholders to purchase Common Stock, the Holder shall have the same rights as if this Warrant had been exercised immediately prior to such grant.

      6. The shares of Common Stock issuable upon the exercise of this Warrant shall have piggyback rights for inclusion in the next registration statement filed by the Company with the Securities and Exchange Commission.

      7. This Warrant need not be changed because of any change in the Exercise Price or in the number of shares of Common Stock purchased hereunder.

      8. The terms defined in this paragraph, whenever used in this Warrant, shall, unless the context otherwise requires, have the respective meanings hereinafter specified. The term "Common Stock" shall mean and include the Company's Common Stock, $0.03 par value per share, authorized on the date of the original issue of this Warrant and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in Section 4 hereof, the stock, securities or assets provided for in such paragraph. The term "Company" shall also include any successor corporation to Calypte Biomedical Corporation by merger, consolidation or otherwise. The term "outstanding" when used with reference to Common Stock shall mean at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company. The term "1933 Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission, or any other Federal agency then administering the 1933 Act, there-under, all as the same shall be in effect at the time.

      9. This Warrant is exchangeable, upon the surrender hereby by the Holder at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by the Holder at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any such new Warrants and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity, reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant or such new Warrants, the Company will issue to the Holder a new Warrant of like tenor, in lieu of this Warrant or such new Warrants, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

      10. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this warrant in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle the Holder to any voting rights or any rights as a shareholder of the Company. The rights and obligations of the Company, of the Holder, and of any holder of shares of Common Stock issuable hereunder, shall survive the exercise of this Warrant.

      11. This Warrant sets forth the entire agreement of the Company and the Holder of the Common Stock issuable upon the exercise of this Warrant with respect to the rights of the Holder and the Common Stock issuable upon the exercise of this Warrant, notwithstanding the knowledge of such Holder of any other agreement or the provisions of any agreement, whether or not known to the Holder, and the Company represents that there are no agreements inconsistent with the terms hereof or which purport in any way to bind the Holder of this Warrant or the Common Stock.

      12. The laws of the State of California shall govern the validity, interpretation and performance of this Warrant and each of its terms and provisions.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


CALYPTE BIOMEDICAL CORPORATION


  By
    ----------------------------------------
    Name: Richard D. Brounstein
    Title: Executive Vice President & CFO

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant to which this form applies, issued by Calypte Biomedical Corporation ("Calypte"))

To Calypte Biomedical Corporation:

      The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $0.03 par value per share, of Calypte (the "Common Stock") and, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                      PLEASE INSERT SOCIAL SECURITY OR
                                      TAX IDENTIFICATION NUMBER


--------------                        -------------------------------------



--------------------------------------------------------------------------------
                         (Please print name and address)




Dated:______________,_____            Name of Holder:



                                       (Print)
                                              ----------------------------

                                       (By:)
                                              ----------------------------
                                       (Name:)
                                       (Title:)
                                       (Signature  must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)

                               FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Calypte Biomedical Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Calypte Biomedical Corporation with full power of substitution in the premises.

Dated:

---------------, ----


                             -----------------------------------------------
                            (Signature  must  conform in all respects to name of
                             holder as specified on the face of the Warrant)


                             -----------------------------------------------
                             Address of Transferee

                             -----------------------------------------------

                             -----------------------------------------------



In the presence of:


--------------------------